Ameresco Provides Updates on Southern California Edison Company (SCE) Projects and Financing Initiatives

FRAMINGHAM, MASSACHUSETTS – January 31, 2024 – Ameresco, Inc., (NYSE: AMRC), a leading cleantech integrator specializing in energy efficiency and renewable energy, today announced that two of the three SCE sites are in final stages of testing. The Company has engaged an advisor to pursue the issuance of subordinated debt to repay outstanding amounts on the senior secured credit facility as required by the Company’s Bank of America term loan and revolving credit facility amendment obligations. The debt raise would also support the Company’s near-term growth initiatives. The Company is not planning on issuing equity to meet these requirements.

The Company is releasing Q4 2023 financial results on February 28th.

To learn more about the energy efficiency and renewable energy solutions offered by Ameresco, visit www.ameresco.com.

Contacts:
Media Relations Leila Dillon, 508.661.2264, news@ameresco.com

Investor Relations Eric Prouty, Advisiry Partners, 212.750.5800, eric.prouty@advisiry.com
Lynn Morgen, Advisiry Partners, 212.750.5800, lynn.morgen@advisiry.com

About Ameresco, Inc.
Founded in 2000, Ameresco, Inc. (NYSE:AMRC) is a leading cleantech integrator and renewable energy asset developer, owner and operator. Our comprehensive portfolio includes solutions that help customers decarbonize to net zero and build energy resiliency while leveraging smart, connected technologies. From implementing energy efficiency and infrastructure upgrades to developing, constructing, and operating distributed energy resources – we are a trusted sustainability partner. Ameresco has successfully completed energy saving, environmentally responsible projects with Federal, state and local governments, utilities, healthcare and educational institutions, housing authorities, and commercial and industrial customers. With its corporate headquarters in Framingham, MA, Ameresco has more than 1,300 employees providing local expertise in North America and Europe. For more information, visit www.ameresco.com.

Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about the timing and completion of the SCE projects, the financing initiatives we are pursuing and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward looking statements as a result of various important factors, including our ability to comply with all the obligations under the SCE Contract, our ability to raise debt on acceptable terms or at all, the timing of, and ability to, enter into contracts for awarded projects on the terms proposed or at all; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under signed contracts without delay and in accordance with their terms; demand for our energy efficiency and renewable energy solutions; our ability to complete and operate our projects on a profitable basis and as committed to our customers; our ability to arrange financing to fund our operations and projects and to comply with covenants in our existing debt agreements; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy and the fiscal health of the government; the ability of customers to cancel or defer contracts included in our backlog; the output and performance of our energy plants and energy projects; the effects of our acquisitions and joint ventures; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and cost of labor and equipment particularly given global supply chain challenges and global trade conflicts; our reliance on third parties for our construction and installation work; the addition of new customers or the loss of existing customers; the impact of macroeconomic challenges, weather related events and climate change on our business; global supply chain challenges, component shortages and inflationary pressures; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations; cybersecurity incidents and breaches; regulatory and other risks inherent to constructing and operating energy assets; risks related to our international operation and international growth strategy; and other factors discussed in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change, and the Company may for example, choose to issue equity as part of its financing strategy in the future. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation.